Exhibit 99.3

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 2026

	Historical
(Unaudited- in thousands)	RYVYL INC. March 31, 2026	RTB Digital, Inc. March 31, 2026	Pro forma Adjustments	Notes	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$5,506	$497	-		$6,003
Restricted Cash	253	-	-		253
USDC	1,500	-	-		1,500
Accounts receivable, net	922	184	-		1,106
Prepayments and other current assets	1,072	136	(252)	4(a)	956
Deposit on digital media investment	-	10,000	-		10,000
Total current assets	9,253	10,817	(252)		19,818
Non-Current assets
Goodwill	-	-	8,355	4(b)	8,355
Acquired and other intangible assets, net	227	1,014	9,200	4(c)	10,441
Investment in crypto assets	-	3,096	-		3,096
Investment in Ryvyl	-	6,500	(6,500)	4(d)	-
Related party notes receivable, net	-	4,167	-		4,167
Operating lease right-of-use assets, net	150	-	-		150
Other assets	269	331	-		600
Total non-current assets	646	15,108	11,055		26,809
Total Assets	$9,899	$25,925	$10,803		$46,627
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$2,623	$1,890	(252)	4(a)	$4,261
Accrued expenses and other	5,470	10	-		5,480
Payment processing liabilities, net	44	-	-		44
Current portion of operating lease liabilities	754	-	-		754
March 2026 convertible note and warrant	-	1,532	(1,403)	4(e)	129
Other current liabilities	13	-	-		13
Unearned Revenue	-	62	-		62
Total current liabilities	8,904	3,494	(1,655)		10,743
Non-Current liabilities
Long term debt, net of debt discount	611	-	-		611
Operating lease liabilities, less current portion	1,356	-	-		1,356
March 2026 convertible note and warrant price protection feature	-	468	-		468
Total non-current liabilities	1,967	468	-		2,435
Total liabilities	10,871	3,962	(1,655)		13,178
Stockholders’ (deficit) equity
Preferred stock	1	-	(1)	4(f)	-
Common stock	37	-	(37)	4(f)	0
			0	4(e)	-
Additional paid-in capital	199,208	40,528	(199,208)	4(f)	52,014
			10,083	4(g)	-
			1,403	4(e)	-
Accumulated deficit	(200,218)	(18,565)	200,218	4(f)	(18,565)
Total stockholders’ (deficit) equity	(972)	21,963	12,458		33,449
Total liabilities and stockholders’ equity (deficit)	$9,899	$25,925	$10,803		$46,627

See accompanying notes to the unaudited pro forma consolidated financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE THREE MONTHS ENDED MARCH 31, 2026

	Historical
(Unaudited - in thousands)	RYVYL INC. March 31, 2026	RTB Digital, Inc. March 31, 2026	Pro forma Adjustments	Notes	Pro Forma Combined

Revenue	$2,535	$553	-		$3,088
Cost of revenue	1,414	370	-		1,784
Gross profit	1,121	183	-		1,304

Operating Expenses
Selling and marketing	75	1,436	-		1,511
General and administrative	3,111	2,294	-		5,405
Depreciation and amortization	33	113	297	4(h)	443
Impairment of ROU asset	932	-	-		932
Restructuring charges	13	-	-		13
Total operating expenses	4,164	3,843	297		8,304
Income (loss) from operations	(3,043)	(3,660)	(297)		(7,000)
Other income (expense):
Loss on sale of crypto assets	-	(244)	-		(244)
Interest expense, net	(6)	-	-		(6)
Change in fair value on crypto assets	-	(875)	-		(875)
Legal settlements expense	(200)	-	-		(200)
Other (expense) income	(32)	-	-		(32)
Total other income (expenses)	(238)	(1,119)	-		(1,357)
Loss from continuing operations before income taxes	(3,281)	(4,779)	(297)		(8,357)
Provision for income taxes	4	-	(89)	4(h)	(85)
Net loss from continuing operations	(3,285)	(4,779)	(208)		(8,272)
Income (loss) from discontinued operations, net of tax	-	-	-		-
Net Loss	$(3,285)	$(4,779)	(208)		$(8,272)

Statement of Comprehensive Loss
Net Loss	$(3,285)	$(4,779)	(208)		$(8,272)
Foreign currency translation gain (loss)	-	-	-		-
Total comprehensive loss	$(3,285)	$(4,779)	(208)		$(8,272)
Net loss per share attributable to common stockholders:
Basic and diluted	$(2.67)				$(0.57)
Weighted average number of common shares outstanding:
Basic and diluted	1,232,452				14,634,946

See accompanying notes to the unaudited pro forma consolidated financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS FOR THE YEAR ENDED DECEMBER 31, 2025

	Historical
(Unaudited Pro Forma - in thousands)	RYVYL INC. December 31, 2025 (as reported)	RTB Digital, Inc. December 31, 2025 (as reported)	Pro forma Adjustments	Notes	Pro Forma Combined

Revenue	$11,131	$2,144	-		$13,275
Cost of revenue	5,824	1,070	-		6,894
Gross profit	5,307	1,074	-		6,381

Operating Expenses
Selling and marketing	559	2,215	-		2,774
General and administrative	13,773	4,367	-		18,140
Depreciation and amortization	397	288	1,188	4(i)	1,873
Impairment of intangible assets	1,828	-	-		1,828
Restructuring charges	1,898	-	-		1,898
Total operating expenses	18,455	6,870	1,188		26,513
Loss from operations	(13,148)	(5,796)	(1,188)		(20,132)
Other income (expense):
Gain on sale of investments	-	451	-		451
Loss on sale of crypto assets	-	(520)	-		(520)
Interest expense, net	(1,793)	-	-		(1,793)
Accretion of debt discount	(150)	-	-		(150)
Change in fair value on crypto assets	-	(2,182)	-		(2,182)
Legal settlements expense	(905)	-	-		(905)
Other (expense) income	260	-	-		260
Dividend income	-	4	-		4
Total other expenses	(2,588)	(2,247)	-		(4,835)
Loss from continuing operations before income taxes	(15,736)	(8,043)	(1,188)		(24,967)
Provision for income taxes	318	-	(354)	4(i)	(36)
Net loss from continuing operations	(16,054)	(8,043)	(834)		(24,931)
Income (loss) from discontinued operations, net of tax	(1,472)	-	-		(1,472)
Net loss	$(17,526)	$(8,043)	(834)		$(26,403)

Statement of Comprehensive Loss
Net Loss	$(17,526)	$(8,043)	(834)		$(26,403)
Foreign currency translation loss (gain)	1,251	-	-		1,251
Total comprehensive loss	$(16,275)	$(8,043)	(834)		$(25,152)
Net loss per share attributable to common stockholders, basic and diluted	$(29.33)				$(1.89)
Weighted average number of common shares outstanding, basic and diluted	597,473				13,999,967

See accompanying notes to the unaudited pro forma consolidated financial statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

 Note 1: Basis of presentation

The historical financial information of Ryvyl and RTB as of March 31, 2026, and for the three months ended March 31, 2026 and for the year ended December 31, 2025, was prepared in accordance with US GAAP. The two companies combined through a reverse merger transaction on May 12, 2026. As a result, the pro forma adjustments included in the unaudited pro forma combined balance sheet and statement of operations as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, reflect the impact of the merger transaction, and conform to Ryvyl's historical financial statement balances with the presentation of RTB historical financial statements.

The unaudited pro forma combined balance sheet assumes the merger has occurred as of March 31, 2026; the unaudited pro forma combined statement of operations and comprehensive loss for the three months ended March 31, 2026, and for the year ended December 31, 2025, assume the merger has occurred on January 1, 2025. Any transactions which are triggered by the merger (Note 3) are also included in the presentation.

Note 2: Estimated consideration and preliminary purchase price allocation

The acquisition-date fair value of the consideration transferred, based on preliminary valuation analyses, is calculated as follows (in thousands, except price per share):

Ryvyl shares attributable to legacy Ryvyl stockholders	1,291
Acquisition-date share price	$7.81
Fair value of deemed equity consideration	$10,083
Plus: Fair value of RTB’s previously held Series C interest in Ryvyl	$6,500
Total estimated fair value of consideration transferred	$16,583

Management performed a preliminary valuation analysis of Ryvyl’s identifiable assets acquired and liabilities assumed as of May 12, 2026, the acquisition date. Based on the acquisition-date fair value of the consideration transferred, management prepared a preliminary allocation of the consideration to those identifiable assets and liabilities.

The following table summarizes the preliminary allocation of the estimated purchase price to the identifiable assets acquired and liabilities assumed. The amounts presented are based on Ryvyl’s March 31, 2026, historical balance sheet, with certain balances adjusted to their estimated fair values as of the transaction closing date, May 12, 2026 (in thousands):

Assets
Cash and cash equivalents	$5,506
Restricted Cash	253
USDC	1,500
Accounts receivable, net	922
Prepayments and other current assets	1,072
Total current assets	9,253

Acquired and other intangible assets, net	9,427
Operating lease right-of-use assets, net	150
Other assets	269
Total assets	$19,099

Liabilities
Accounts payable	2,623
Accrued expenses and other	5,470
Payment processing liabilities, net	44
Current portion of operating lease liabilities	754
Other current liabilities	13
Total current liabilities	8,904

Long term debt, net of debt discount	611
Operating lease liabilities, less current portion	1,356
Total liabilities	$10,871
Net assets acquired (a)	8,228
Preliminary estimated merger consideration (b)	16,583
Estimated goodwill (b) - (a)	$8,355

This preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma condensed combined balance sheet. The final purchase price allocation will be determined when Ryvyl has completed the detailed valuations and necessary calculations as described in more detail in the explanatory notes below. The final purchase price allocation will be completed upon finalization of the transaction accounting adjustments and may differ materially from the preliminary allocation presented herein.

The final allocation may include (1) changes in fair values of property, plant and equipment; (2) changes in allocations to intangible assets, such as trade names, technology and customer relationships, as well as goodwill; and (3) other changes to assets and liabilities.

Note 3: Convertible Notes

September 2025 Convertible Notes and Warrants

During September 2025, RTB entered into Convertible Note Purchase Agreements (the “Convertible Notes” or the “Notes”) with various investors, including multiple related parties. RTB received total consideration of $30,150, consisting of $15,000 in cash, $15,000 in USDC, and the conversion of a $150 outstanding related-party payable into a Convertible Note. The total consideration was allocated as $30,145 to the Convertible Notes and $5 to the related warrants. The Convertible Notes and warrants were recorded as equity within RTB’s historical balance sheets.

The Convertible Notes bear interest at a stated rate of 12% per annum, with interest accruing in full from the issuance date. However, the Convertible Notes and related interest accrued was not to be repaid in cash. Instead, all outstanding principal and accrued interest automatically converted into shares of RTB Class B common stock at a fixed conversion price of $2.55 per share upon the earliest occurrence of: (i) the respective maturity date in September 2026, (ii) the closing of a qualifying equity financing resulting in aggregate proceeds of at least $20,000, or (iii) a qualifying corporate transaction, as defined in the agreements.

In connection with the issuance of the Convertible Notes, RTB issued detachable warrants to purchase an aggregate of 2,588,237 shares of RTB Class B common stock. The warrants have an exercise price of $2.55 per share, represent warrant shares equal to 20% of the respective Note principal divided by the exercise price, and expire one year from the issuance date. The warrants are legally detachable and separately exercisable from the Convertible Notes.

The merger was consummated on May 12, 2026, and constituted a qualifying corporate transaction under the terms of the Convertible Notes. Accordingly, the outstanding principal and accrued interest automatically converted into RTB Class B common stock, and the resulting RTB shares were subsequently exchanged for shares of Ryvyl common stock.

March 2026 Convertible Note and Warrants

During March 2026, RTB completed a $2,000 private financing through the issuance of a non-interest-bearing convertible note (the “March 2026 Convertible Note”), detachable warrants (the “March 2026 Warrant”) and a price protection feature (the “Price Protection Feature”). The convertible note was classified as a liability and accounted for under the fair value option, while the warrants and price protection feature were accounted for as derivative liabilities. At issuance and as of March 31, 2026, the fair values of each of the three instruments were $1,403, $129 and $468, respectively, representing an aggregate fair value of $2,000. The related shares are subject to phased transfer restrictions, and the price protection feature may require the issuance of additional shares if specified market capitalization thresholds are not met. The warrants became exercisable on the merger closing date and remain exercisable for a one-year period following that date.

Upon consummation of the merger, the convertible note converted into 179,732 shares of Ryvyl common stock. Accordingly, the carrying amount of the note was reclassified from liabilities to common stock at $0.001 per share and additional paid-in capital, while the warrants and price protection feature remained classified as liabilities in the unaudited pro forma condensed combined balance sheet.

 Note 4: Notes to Unaudited Pro Forma Combined Financial Statements

a.	Represents the elimination and settlement of pre-merger intercompany receivable and payable balances between Ryvyl and RTB.

b.	Represents the preliminary recognition of goodwill, calculated as the excess of the total acquisition-date fair value of the consideration transferred, as presented in Note 2, over the preliminary acquisition-date fair value of Ryvyl’s identifiable net assets acquired.

c.	Represents the adjustment of Ryvyl’s intangible assets to its preliminary determination of fair value as of the acquisition date.

d.	Represents the settlement of RTB’s historical investment in Ryvyl’s Series C Convertible Preferred Stock upon the closing of the merger.

e.	Represents the conversion of RTB’s March 2026 Convertible Note into shares of Ryvyl common stock upon consummation of the merger. Refer to Note 3 for additional information.

f.	Represents the elimination of Ryvyl’s historical stockholders’ equity.

g.	Represents the acquisition-date fair value of the equity interests deemed issued by RTB to legacy Ryvyl stockholders. This amount excludes the $6,500 acquisition date fair value of RTB’s previously held Series C preferred stock equity interest in Ryvyl, which is separately reflected in consideration transferred as described in 4(d). Refer to Note 2 for additional information.

h.	Represents an increase of amortization and an increase of deferred income tax benefit for the 3 months ended March 31, 2026, due to the increase of Ryvyl’s intangible assets (see Note 4c).

i.	Represents an increase of amortization and an increase of deferred income tax benefit for the 12 months ended December 31, 2025, due to the increase of Ryvyl’s intangible assets (see Note 4c).

Note 5: Loss per Share

The following table sets forth the Company’s pro forma basic and diluted loss per share for the periods presented. The pro forma net loss reflects the impact of the business combination between RTB and RYVYL, as required under Article 11 of Regulation S-X. Pro forma weighted average shares outstanding give effect to the assumed issuance of RYVYL Parent Common Stock, conversion of RTB equity interests, and other equity-class adjustments as if the transaction had occurred at the beginning of each period presented. Since the Company reported a net loss for all periods presented, all potentially dilutive securities were anti-dilutive and therefore excluded from the computation of diluted loss per share. Accordingly, basic and diluted loss per share is the same.

For the Three Months Ended March 31, 2026
Loss per share, basic and diluted
Pro forma loss	$(8,272)
Weighted average shares outstanding pro forma, basic and diluted	14,634,946
Loss per share, basic and diluted	$(0.57)

Weighted average shares outstanding, basic and diluted	Shares	%	Loss Per Share Class
Historical weighted average number of Ryvyl common shares outstanding	1,232,452	8.4%	$(0.048)
Shares issued in connection with the merger	13,293,084	90.8%	(0.513)
Shares issued to Maxim Shareholder	109,410	0.8%	(0.004)
Total	14,634,946	100.0%	$(0.565)

For the Year Ended December 31, 2025
Loss per share, basic and diluted
Pro forma loss	$(26,403)
Weighted average shares outstanding pro forma, basic and diluted	13,999,967
Loss per share, basic and diluted	$(1.89)

Weighted average shares outstanding, basic and diluted	Shares	%	Loss Per Share Class
Historical weighted average number of Ryvyl common shares outstanding	597,473	4.3%	$(0.080)
Shares issued in connection with the merger	13,293,084	94.9%	(1.791)
Shares issued to Maxim Shareholder	109,410	0.8%	(0.015)
Total	13,999,967	100.0%	$(1.886)